UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2024

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey	001-38932	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North
Warmley, Bristol
United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	The New York Stock Exchange
1.125% Guaranteed Senior Notes Due 2027	AUKF/27	The New York Stock Exchange
5.450% Guaranteed Senior Notes Due 2029	AMCR/29	The New York Stock Exchange
3.950% Guaranteed Senior Notes Due 2032	AMCR/32	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement

On November 19, 2024, Amcor plc, a Jersey public company (“Amcor”), Aurora Spirit, Inc., a Delaware corporation and wholly-owned subsidiary of Amcor (“Merger Sub”), and Berry Global Group, Inc., a Delaware corporation (“Berry”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of specified conditions set forth therein, the merger of Merger Sub with and into Berry (the “Merger”), with Berry surviving the Merger as a wholly-owned subsidiary of Amcor.

The board of directors of Amcor (the “Amcor Board”) and the board of directors of Berry (the “Berry Board”) have unanimously approved the Merger Agreement and the transactions contemplated thereby.

Effect on Capital Stock

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Berry common stock issued and outstanding (excluding shares held by Berry as treasury stock immediately prior to the Effective Time) will be converted into the right to receive 7.25 fully paid and nonassessable Amcor ordinary shares (and, if applicable, cash in lieu of fractional shares), less any applicable withholding taxes.

Governance

The Merger Agreement provides that Amcor will take all necessary actions to cause, effective as of the Effective Time, the Amcor Board to consist of 11 directors, of whom four such directors will be individuals serving on the Berry Board as of the date of the Merger Agreement, and the remainder will be existing members of the Amcor Board as of immediately prior to the Effective Time.

The Merger Agreement further provides that the chair of the Amcor Board immediately prior to the Effective Time will remain the chair of the Amcor Board immediately subsequent to the Effective Time.

The Merger Agreement further provides that Amcor will take all necessary actions to cause, effective as of the Effective Time, Stephen E. Sterrett, the current chair of the Berry Board, to be named the deputy chair of the Amcor Board immediately subsequent to the Effective Time.

The Merger Agreement further provides that the chief executive officer of Amcor as of immediately prior to the Effective Time will remain the chief executive officer of Amcor immediately subsequent to the Effective Time.

Treatment of Equity Awards

Under the terms of the Merger Agreement, each Berry restricted stock unit award (a “Berry RSU Award”) that is vested will be, as of the Effective Time, cancelled and converted into the right to receive (i) the number of Amcor ordinary shares equal to the product, rounded down to the nearest whole number of shares, of (a) the number of shares of Berry common stock subject to the Berry RSU Award immediately prior to the Effective Time, and (b) 7.25, less applicable Tax withholding, and (ii) a cash amount equal to the Berry dividend equivalent rights (“Berry DERs”) corresponding to the Berry RSU Award, less applicable tax withholding.

In addition, each Berry RSU Award that is unvested will be, as of the Effective Time, cancelled and converted into (i) a time-based restricted stock unit award of Amcor (an “Amcor RSU Award”), relating to a number of Amcor ordinary shares equal to the product, rounded down to the nearest whole number of shares, of (a) the number of shares of Berry common stock subject to the Berry RSU Award, and (b) 7.25, and (ii) an amount in restricted cash equal to the amount that is accrued but unpaid with respect to the Berry DERs corresponding to the Berry RSU Award. The resulting Amcor RSU Award and restricted cash payment will be subject to the same terms and conditions that applied to the corresponding Berry RSU Award and Berry DER.

The Merger Agreement also provides that each Berry performance stock unit award (a “Berry PSU Award”) will be, as of the Effective Time, cancelled and converted into (i) an Amcor RSU Award, relating to a number of Amcor ordinary shares equal to the product, rounded down to the nearest whole number of shares, of (a) the number of shares of Berry common stock subject to the Berry PSU Award (with such number of shares of Berry common stock determined based upon actual performance), and (b) 7.25, and (ii) an amount in restricted cash equal to the value of any Berry DERs corresponding to the Berry PSU Award. The resulting Amcor RSU Award and restricted cash payment will be subject to the same terms and conditions (including service-based but excluding performance-based vesting conditions and cash settlement features) that applied to the corresponding Beer PSU Award and Berry DER.

Under the terms of the Merger Agreement, each Berry vested stock option (“Berry Vested Option”) award will be, as of the Effective Time, cancelled and converted into the right to receive (i) that number of Amcor ordinary shares (rounded down to the nearest whole share and less applicable tax withholding) equal to the quotient of (a) the product of (1) the excess, if any, of the merger consideration value over the per share exercise price of the applicable Berry Vested Option award, multiplied by (2) the number of shares of Berry common stock subject to the Berry Vested Option award, divided by (b) the Amcor closing share price and (ii) a cash amount equal to the amount accrued but unpaid with respect to any Berry DERs that corresponded to the Berry Vested Option award. Any Berry Vested Option award with an exercise price that is greater than the merger consideration value will be, upon the Effective Time, cancelled without consideration other than any accrued but unpaid Berry DERs.

Further, each Berry unvested stock option (“Berry Unvested Option”) award will, as of the Effective Time, be assumed and converted into (i) an Amcor stock option (“Amcor Converted Option”) award (a) with respect to a number of Amcor ordinary shares (rounded down to the nearest share) equal to the product of (1) the number of shares of Berry common stock subject to the corresponding Berry Unvested Option award, multiplied by (2) 7.25, and (b) with an exercise price per Amcor ordinary share that is equal to the quotient of (x) the exercise price per share of Berry common stock subject to the corresponding Berry Unvested Option award immediately prior to the Effective Time, divided by (y) 7.25 (rounded up to the nearest cent) and (ii) an amount in restricted cash equal to the value of any Berry DERs that are accrued and unpaid with respect to the Berry Unvested Option award. The resulting Amcor Converted Option and restricted cash payment will be subject to the same terms and conditions (excluding the right to receive future dividend equivalents in excess of the accrued, but unpaid, Berry DERs that applied to the corresponding Berry Unvested Option Award and Berry DER).

Representation and Warranties; Certain Covenants

The Merger Agreement includes customary representations, warranties and covenants of Amcor and Berry. Between the date of execution of the Merger Agreement and the Effective Time, each of Amcor and Berry has agreed to use its reasonable best efforts to carry on its respective businesses in all material respects in the ordinary course of business and to preserve substantially intact its business organization and relationships with customers, suppliers and other third parties, and to comply with certain interim operating covenants.

In addition, between the date of execution of the Merger Agreement and the Effective Time, each of Amcor and Berry has agreed not to, and will cause its subsidiaries and its and their respective officers and directors not to, and will use its reasonable best efforts to cause its and their respective other representatives not to, among other things, solicit, initiate or knowingly encourage or take any other action to knowingly facilitate any third-party acquisition proposals, and has agreed to certain restrictions on its and its subsidiaries’ and its and their representatives’ ability to respond to any such proposals, in each case, subject to the terms and conditions of the Merger Agreement. Subject to certain qualifications, each of Amcor and Berry has agreed to use reasonable best efforts to cause the Merger to be completed, including to obtain the required regulatory approvals for the transaction, and Amcor has agreed, if required to resolve or eliminate any impediments or objections that may be asserted with respect to the Merger, to certain commitments relating thereto.

Conditions to the Merger

The completion of the Merger is subject to certain conditions, including: (i) the adoption of the Merger Agreement by Berry’s stockholders, (ii) the approval of the issuance of Amcor ordinary shares in the Merger (the “Share Issuance”) by Amcor’s shareholders, (iii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the absence of any agreement with either the Federal Trade Commission or Antitrust Division of the Department of Justice not to complete the Merger, (iv) the receipt of other required regulatory approvals, (v) the absence of any order or law that has the effect of enjoining or otherwise prohibiting the completion of the Merger, (vi) the approval for listing of the Amcor ordinary shares to be issued in connection with the Merger on the New York Stock Exchange and the effectiveness of a registration statement on Form S-4 with respect to such ordinary shares, (vii) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (viii) performance in all material respects by each party of its respective obligations under the Merger Agreement and (ix) the absence of certain changes that have had, or would reasonably be expected to have, a material adverse effect with respect to each of Berry and Amcor.

Termination Rights and Fees

The Merger Agreement also contains certain customary termination rights, whereby either party may terminate the Merger Agreement (i) by mutual written consent, (ii) if the Merger has not been completed by November 19, 2025 (the “Outside Date”) (or, if the Outside Date is automatically extended pursuant to the terms of the Merger Agreement, May 19, 2026), (iii) if the Berry Stockholder Approval (as defined in the Merger Agreement) has not been obtained, (iv) if the Amcor Shareholder Resolution (as defined in the Merger Agreement) has not been obtained and (v) if prior to the Effective Time a governmental entity of competent jurisdiction issues or enters any order after the date of the Merger Agreement or any applicable law has been enacted that has the effect of permanently restraining, enjoining or otherwise prohibiting the Merger (and, in the case of an order, has become final and non-appealable). In addition, (x) the Merger Agreement may be terminated by Amcor (A) due to certain breaches by Berry of its representations, warranties and covenants contained in the Merger Agreement, subject to certain cure rights, (B) if prior to the meeting of Berry’s stockholders the Berry Board changes its recommendation in connection with the adoption of the Merger Agreement by Berry’s stockholders or (C) if prior to the meeting of Amcor’s shareholders Amcor determines to enter into a superior proposal and (y) the Merger Agreement may be terminated by Berry (A) due to certain breaches by Amcor of its representations, warranties and covenants contained in the Merger Agreement, subject to certain cure rights, (B) if prior to the meeting of Amcor’s shareholders the Amcor Board changes its recommendation in connection with the approval of the Share Issuance by Amcor’s shareholders or (C) if prior to the meeting of Berry’s stockholders Berry determines to enter into a superior proposal.

Amcor will be required to pay Berry a termination fee equal to $260 million in specified circumstances, including if Amcor terminates the Merger Agreement to enter into a superior proposal or if Berry terminates the Merger Agreement following a change of recommendation by the Amcor Board, in each case, subject to the terms and conditions of the Merger Agreement. Berry will be required to pay Amcor a termination fee equal to $260 million in specified circumstances, including if Berry terminates the Merger Agreement to enter into a superior proposal or if Amcor terminates the Merger Agreement following a change of recommendation by the Berry Board, in each case, subject to the terms and conditions of the Merger Agreement.

The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in documents each party has filed with the SEC as of a certain date set forth in the Merger Agreement, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive completion of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except as a result of a willful breach, and (2) were made only as of the dates specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

A copy of the Merger Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 2.1, and the foregoing description of the Merger Agreement and the Merger is qualified in its entirety by reference thereto.

Item 7.01. Regulation FD Disclosure

On November 19, 2024, Amcor and Berry issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein. The press release also announced that Amcor and Berry will be hosting a joint investor conference call and webcast at 8:00 a.m., Eastern Time, on November 19, 2024, to discuss the transactions contemplated by the Merger Agreement. The presentation materials for the conference call and webcast are attached hereto as Exhibit 99.2.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

In connection with, and concurrently with entry into, the Merger Agreement, Amcor, as guarantor, and Amcor Flexibles North America, Inc. (“AFNA”), as borrower, entered into a debt commitment letter dated November 19, 2024 (the “Debt Commitment Letter”), with Goldman Sachs Bank USA, UBS AG, Stamford Branch and UBS Securities LLC (collectively, the “Banks”), pursuant to which the Banks have agreed to provide AFNA with an unsecured 364-day bridge loan facility (the “Bridge Facility”) in an aggregate principal amount of $3.0 billion on the terms and subject to the conditions set forth in the Debt Commitment Letter for the purposes of refinancing certain existing indebtedness of Berry (the “Specified Berry Debt”). The Bridge Facility will be available to be drawn upon in the event that Amcor or one of its subsidiaries has not prior to or concurrently with the consummation of the Merger received proceeds from one or more debt capital markets or loan facility transactions sufficient to refinance the Specified Berry Debt. The obligations of the Banks to provide the debt financing in accordance with the Debt Commitment Letter are subject to conditions customary for transactions of this type.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index
Exhibit No.	Description
99.1	Joint Press Release, dated November 19, 2024.
99.2	Investor Presentation, dated November 19, 2024.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the US Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

In connection with the proposed transaction between Amcor plc (“Amcor”) and Berry Global Group, Inc. (“Berry”), Amcor and Berry intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including, among other filings, an Amcor registration statement on Form S-4 that will include a joint proxy statement of Amcor and Berry that also constitutes a prospectus of Amcor with respect to Amcor’s ordinary shares to be issued in the proposed transaction, and a definitive joint proxy statement/prospectus, which will be mailed to shareholders of Amcor and Berry (the “Joint Proxy Statement/Prospectus”). Amcor and Berry may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Joint Proxy Statement/Prospectus or any other document which Amcor or Berry may file with the SEC. INVESTORS AND SECURITY HOLDERS OF AMCOR AND BERRY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Amcor or Berry through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Amcor will be available free of charge on Amcor’s website at amcor.com under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings.” Copies of the documents filed with the SEC by Berry will be available free of charge on Berry’s website at berryglobal.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.”

Certain Information Regarding Participants

Amcor, Berry, and their respective directors and executive officers may be considered participants in the solicitation of proxies from the shareholders of Amcor and Berry in connection with the proposed transaction. Information about the directors and executive officers of Amcor is set forth in its Annual Report on Form 10-K for the year ended June 30, 2024, which was filed with the SEC on August 16, 2024 and its proxy statement for its 2024 annual meeting, which was filed with the SEC on September 24, 2024. Information about the directors and executive officers of Berry is set forth in its Annual Report on Form 10-K for the year ended September 30, 2023, which was filed with the SEC on November 17, 2023, its proxy statement for its 2024 annual meeting, which was filed with the SEC on January 4, 2024, and its Current Reports on Form 8-K, which were filed with the SEC on February 12, 2024, April 11, 2024, September 6, 2024 and November 4, 2024. To the extent holdings of Amcor’s or Berry’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Amcor and Berry, including a description of their direct or indirect interests, by security holdings or otherwise, and other information regarding the potential participants in the proxy solicitations, which may be different than those of Amcor’s shareholders and Berry’s stockholders generally, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from Amcor’s or Berry’s website as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Some of these forward-looking statements can be identified by words like “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “should,” “will,” or “would,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements, including projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Amcor’s and Berry’s business and future financial and operating results and prospects, the amount and timing of synergies from the proposed transaction, the terms and scope of the expected financing in connection with the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction and the closing date for the proposed transaction, are based on the current estimates, assumptions and projections of the management of Amcor and Berry, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, all of which are subject to change. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Amcor’s and Berry’s control. None of Amcor, Berry or any of their respective directors, executive officers, or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Amcor or Berry. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on Amcor’s and Berry’s businesses, the proposed transaction and the ability to successfully complete the proposed transaction and realize its expected benefits. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the risk that the conditions to the completion of the proposed transaction (including shareholder and regulatory approvals) are not satisfied in a timely manner or at all; the risks arising from the integration of the Amcor and Berry businesses; the risk that the anticipated benefits of the proposed transaction may not be realized when expected or at all; the risk of unexpected costs or expenses resulting from the proposed transaction; the risk of litigation related to the proposed transaction; the risks related to disruption of management’s time from ongoing business operations as a result of the proposed transaction; the risk that the proposed transaction may have an adverse effect on the ability of Amcor and Berry to retain key personnel and customers; general economic, market and social developments and conditions; the evolving legal, regulatory and tax regimes under which Amcor and Berry operate; potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Amcor’s and/or Berry’s financial performance; and other risks and uncertainties identified from time to time in Amcor’s and Berry’s respective filings with the SEC, including the Joint Proxy Statement/Prospectus to be filed with the SEC in connection with the proposed transaction. While the list of risks presented here is, and the list of risks presented in the Joint Proxy Statement/Prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties, and other risks may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made only as of the date hereof and neither Amcor nor Berry undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2024

AMCOR PLC

/s/ Damien Clayton
Name: Damien Clayton
Title: Company Secretary